Exhibit 10.30


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AmSouth(R)


          LIMITED SECURITY AGREEMENT                   (Alabama)

     For value received. and to secure all of the Obligations as hereinafter defined, the undersigned (hereinafter, whether one or more, collectively, the "Obligor") hereby transfers, pledges and assigns to AmSouth Bank (hereinafter called the "Bank") and grants and conveys to Bank security title to, a security interest in, and a Lien upon, the following described property and assets (hereinafter called the "Collateral"):

     (Complete as applicable)

     All investment property, financial assets, securities entitlements and all other property of whatever nature, now or hereafter held in account number ###-##-#### maintained by the Obligor with AmSouth Investment Services, Inc. including, without limitation, all securities, mutual fund shares, negotiable instruments, bonds, certificates of deposit, warrants, options and general intangibles (all terms used herein and defined in the Alabama Uniform Commercial Code ("UCC") shall have the meanings given to them in the UCC) together with all proceeds and avails thereof and all stock rights, rights to subscribe, dividends and other distributions of every kind and description, stock splits, new securities and certificates, substitutions, additions, replacements, renewals, consolidations, modifications. interest and other rights or distributions which are now or hereafter declared, issued, paid or payable with respect to an account of such property and assets.

     The Obligor represents and warrants, and so long as this Limited Security Agreement remains in effect shall be deemed continuously to represent and warrant, that the Obligor is the owner of the Collateral free of all liens, security interests or other encumbrances, other than the security interest created by this Limited Security Agreement.

     "Obligation" or "Obligations" shall include all indebtedness, obligations (including obligations of performance) and liabilities of any or all parties named as Obligor to Bank of every kind and description whatsoever, direct or indirect, absolute or contingent and due or to become due, now existing or hereafter incurred, contracted or arising, or acquired by Bank from any source, joint or several, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether they are evidenced by any agreement or instrument, and whether incurred as maker, endorser, surety, guarantor or otherwise, including without limitation obligations incurred in connection with the issuance of a letter of credit, and any and all extensions and renewals of any of the same.

     The Obligor agrees that any shares of stock received as a result of stock dividends, stock splits or other such distributions with respect to the Collateral shall be delivered to the Bank by the Obligor promptly upon receipt by the Obligor.

     In case of depreciation in the market value of any item of the Collateral or, if for any cause whatsoever the Collateral shall cease to be satisfactory to Bank, such Obligor shall forthwith, upon demand of Bank deposit with Bank as part of the Collateral additional property satisfactory to Bank. Such demand may be made in person or by mail addressed to such Obligor at the address given below, or if none is given, to any address of such Obligor in Bank's files.

     Bank shall have, but shall not be limited to, the following rights, each of which may be exercised at any time without the necessity of notice to (except as the same may be provided for elsewhere) or consent of any Obligor, but which rights the Bank shall have no obligation, or liability for failure to exercise:

     (i) Receive and take control of any proceeds of or income (other than cash dividends paid in the ordinary course prior to the occurrence of an Event of Default) on the Collateral, including money, and hold the same as Collateral, or apply the same to any one or more of the Obligations, the manner, order and extent of such application to be in the sole discretion of Bank;


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     (ii)  Substitute, release or surrender, deposit subject to any plan of reorganization, liquidate, demand, sue for, collect, compromise, settle or receive or receipt for the cash or surrender value of the Collateral; and

     (iii) Receive and take control of dividends (other than cash dividends received in the ordinary course prior to the occurrence of an Event of Default), other distributions (including stock redemption proceeds, or other securities in respect of or in exchange for or replacement of any of the Collateral), whether by way of dividends (other than cash dividends received in the ordinary course prior to the occurrence of an Event of Default), recapitalizations, conveyances of assets, liquidations, mergers, consolidations, stock-splits, spin-offs, split-ups, reclassifications, combinations or exchanges of shares or otherwise, such dividends, distributions or other securities, or certificates representing the same, to be thereafter treated in all respects as Collateral.

     Additions to, reductions or exchanges of, or substitutions for the Collateral, and payments on account of the Obligations or any other indebtednesses, obligations or liabilities incurred partially or wholly in reliance upon the Collateral, may from time to time be made without affecting the provisions hereof.

     Prior to the occurrence of an Event of Default, all cash dividends paid with respect to the Collateral in the ordinary course may be retained by an Obligor, provided that all cash dividends payable with respect to the Collateral determined by Bank, in its absolute discretion, to represent in whole or in part an extraordinary or liquidating dividend or distributions in return of capital shall be paid to Bank and retained by it in a non-interest-bearing fund as security for the Obligations, except as otherwise provided in the investment agreement.

     Unless and until an Event of Default shall have occurred, each Obligor shall have the right to vote any and all shares of any of the Collateral which is comprised of voting securities pledged by such Obligor and to give consents, waivers and ratifications with respect to any such Collateral and otherwise act with respect thereto. All such rights of the Obligor to vote and to give consents, waivers and ratifications shall, at the option of Bank, cease upon the occurrence of an Event of Default.

     Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral to the extent required by applicable law if it takes such action for that purpose as any Obligor shall reasonably request in writing; but no omission to do any act not requested by an Obligor shall be deemed a failure to exercise reasonable care and no omission to comply with any request of an Obligor shall of itself be deemed a failure to exercise reasonable care. Each Obligor shall take all necessary steps to preserve rights against prior parties to instruments or chattel paper constituting Collateral and shall he responsible generally for its preservation, and Bank shall have no obligation or responsibility therefor.

     Upon the happening of any one or more of the following events (herein called, individually, an "Event of Default" and, collectively, "Events of Default"), each of which shall constitute a default hereunder, all unpaid amounts represented by all Obligations shall immediately become due and payable, with interest to date (or if interest has been deducted therefrom or included therein, with unearned interest credited), without demand or notice, notwithstanding any other expressed maturities of any thereof, unless Bank shall on notice of such event elect to waive in writing such acceleration: (a) Failure of any Obligor to pay any of the Obligations, or any part thereof, when due; or
(b) Occurrence of any event of default under the provisions at any loan agreement or other instrument or other document evidencing or securing or executed in connection with any of the Obligations, or (c) Failure of any Obligor to deposit additional Collateral upon demand; or (d) Failure of any Obligor to perform any other agreement hereunder; or (e) Abandonment of any of the Collateral by any Obligor; or (f) Occurrence of any default with respect to borrowed indebtedness other than the Obligations now or hereafter owing by any party liable for any part of the Obligations; or (g) Misrepresentations by any Obligor of any material fact in any statement to Bank at any time; or
(h) Occurrence of any of the following events with respect to any Obligor: death (if an individual) or dissolution (if a partnership or corporation); death or suspension of the usual business activities of any partner of an Obligor that is a partnership or of any principal officer of an Obligor which is a corporation; imminent or threatened insolvency; insolvency; assignment for the benefit of creditors; calling a meeting of any creditors, appointment of a committee of any creditors or liquidating agent; offering to or receiving from any creditors a composition, refinancing,


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restructuring or extension of any Obligor's indebtedness; making or sending notice of an intended bulk transfer; suspension of payment; the whole or partial suspension or liquidation of any usual business of any Obligor, failing, after demand by Bank, to furnish any financial information or to permit inspection of books or records of account; commencement of any proceeding, suit or action (at law or in equity, or under any provisions of any federal or state bankruptcy law or amendments thereto) for an order of relief, adjudication as a bankrupt, or for reorganization, composition, extension, arrangement, wage earner's plan, receivership, liquidation or dissolution by or against any Obligor; entry of a judgment or issuance of a warrant of attachment, or an injunction against any Obligor or against any property of any Obligor, issuance of an execution against property of any Obligor or commencement against any Obligor of any proceeding for enforcement of a money judgment; or (i) in the event Bank in good faith deems itself insecure for any reason.

     If an Event of Default shall occur, Bank shall be entitled to exercise, successively or concurrently, all of the rights, powers and remedies vested in it by this Limited Security Agreement, and now or hereafter existing at law or in equity or by statute (including without limitation the Uniform Commercial Code of the state of Bank's principal place of business) or otherwise for the protection and enforcement of its rights with respect to the Collateral; and each Obligor hereby irrevocably appoints and constitutes Bank as such Obligor's attorney-in-fact, coupled with an interest and with full power of substitution, to exercise any or all the following rights, powers and remedies:

     (a) to receive all cash dividends and other amounts payable with respect to the Collateral otherwise payable to such Obligor prior to the occurrence of an Event at Default;

     (b) to endorse and transfer all or any part of the Collateral into Bank's name or the name of its nominee and to cause new certificates to be issued in the name of Bank or of such nominee.

     (c) provided that Bank has given one (1) calendar day's notice in writing of its intent to exercise rights under this subparagraph to vote all or any part of the Collateral, whether or not transferred into the name of Bank, and to give all proxies, consents, waivers and ratifications with respect to the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and

     (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, to the fullest extent permitted by law, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or other notice of any kind (all of which are hereby waived by each Obligor to the fullest extent permitted by law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Bank in its absolute discretion may determine. Bank may, but shall not be obligated to, sell all or any portion of the Collateral through any broker now or hereafter affiliated with it, and such Obligor hereby consents to Bank's selling the same through any such broker.

     Each Obligor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, Bank may bid for and purchase all or any part of the Collateral free from any such right or equity of redemption.

     To the extent notice of any sale or other disposition of the Collateral is required by law to be given to an Obligor, the requirement of reasonable notice shall be met by sending such notice, by certified mail, postage prepaid to such Obligor at the address of such Obligor as it appears on this Limited Security Agreement or, if none appears, to any address of such Obligor in Bank's files, at least 5 days before the time of sale or disposition. Each Obligor shall remain liable to Bank for the payment of any deficiency with interest as hereinabove provided. However, Bank shall not be obligated to resort to any Collateral but, at its election, may proceed to enforce any of the Obligations in default against each Obligor without waiver of any rights as to the Collateral or any other security or as to any Obligor against whom Bank shall not elect then to proceed.


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     All moneys collected upon any disposition of the Collateral hereunder, together with all other moneys received from any source on account of all or any portion of the Obligations, shall be first applied to the payment of all costs and expenses incurred by Bank in connection with the disposition of the Collateral or the collection of the Obligations (including, without limitation, all attorneys' fees as herein provided) and then to the Obligations in such order and manner as Bank shall consider appropriate.

     If at any time Bank shall determine to sell all or any of the Collateral and the Collateral (or the part thereof to be sold) shall not be effectively registered under the Securities Act at 1933, as then in effect, or any similar federal or state law relating of the registration and sales of securities ("Securities Laws"), Bank may, in its sole discretion, sell the Collateral or part thereof, through a private sale in such manner and under such circumstances as Bank may deem necessary or advisable in order that such Collateral may be lawfully sold without being registered under the Securities Laws. Without limiting the generality of the foregoing, Bank, in its sole discretion, (a) may proceed to sell the Collateral or any part thereof through a non-public sale, whether or not a registration statement concerning such Collateral shall have been filed under the Securities Laws, (b) may approach and negotiate with as few as one possible purchaser, and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral and who satisfies such other conditions as at that lime may be required in order for Bank to conduct a lawful non-public sale of such Collateral. In the event of any such non-public sale, Bank shall be authorized to sell all or any part of the Collateral at a price that Bank, in its sole discretion, deems reasonable under the circumstances, notwithstanding the possibility that a higher price might be realized if the sale were deferred until after registration under the Securities Laws.

     The obligations of each Obligor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation (a) any renewal, extension, amendment or modification of or addition or supplement to this Limited Security Agreement or any note evidencing, or other instrument or document executed in connection with, or as security for, the Obligations or any part thereof (herein collectively called "Loan Documents"), or any assignment or transfer thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or with respect to the Loan Documents or any exercise or non-exercise of any right, remedy, power or privilege under or with respect to any Loan Document or this Limited Security Agreement; (c) any furnishing of any additional security to Bank or any acceptance thereof or any release of any security or guaranty by Bank; (d) any limitation on or release or discharge of any party's liability or obligations under any Loan Document or the validity of unenforceability, in whole or in part of any Loan Document or any term thereof; or (e) any bankruptcy. insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Obligor, or any action taken with respect to this Limited Security Agreement by any trustee or receiver or by any court, in any such proceeding; whether or not any Obligor shall have notice or knowledge of any of the foregoing.

     Each Obligor: (a) as to all or any portion of the Obligations, consents to Bank's releasing, agreeing not to sue, suspending the right to enforce any Loan Document against, or otherwise discharging or compromising any of the Obligations of, any Obligor or any other person against whom any Obligor has a right of recourse and (b) consents to Bank's releasing, exchanging or otherwise dealing in any manner with all or any portion of the Collateral and any other collateral, lien or right of set-off which may now or hereafter secure the Obligations, or any portion et the Obligations, even though such release, exchange or other dealing may in any manner and to any extent impair any such Collateral, other collateral, lien or right of set-off. And Bank may take any or all of the actions mentioned in clauses (a) or (b) of this paragraph without notice to or further reservations of rights against any Obligor and all without in any way affecting or releasing the liability of any Obligor.

     Each Obligor hereby severally (a) waives demand, presentment, protest, notice of protest, notice of dishonor, suit against any party and all other requirements necessary to hold such Obligor; (b) agrees to pay all costs of collecting or securing or attempting to collect or secure the Obligations or defending any unsuccessful claim asserted against Bank in connection with this Limited Security Agreement or the Obligations or any portion thereof, including reasonable attorneys' fees, provided, however, that if this Limited Security Agreement is subject to Section 5-19-10 of the Code of Alabama 1975, attorney's fees shall be limited to 15% of the unpaid balance of the Obligations after default and referral to an attorney that is not a salaried employee of Bank, and no attorneys' fees shall be payable if the original amount financed does not exceed $300.00.


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     Each Obligor will, from time to time, on request by Bank, execute such other or further transfers, instruments, proxies, consents or powers of attorney as may be requested by Bank with respect to the Collateral.

     No failure or delay on the part of Bank in exercising any right, power or privilege under this Limited Security Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment, or waiver of any provision of this Limited Security Agreement shall be effective unless in writing and signed by a duly authorized officer of Bank, and then the same shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Obligor in any case shall entitle any Obligor to any other or further notice or demand in the same, similar or other circumstances.

     Any provision of this Limited Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     All rights, powers. and remedies of Bank under this Limited Security Agreement and now or hereafter existing at law, in equity or otherwise shall be cumulative and may be exercised successively or concurrently.

     This Limited Security Agreement shall be construed in accordance with and governed by the laws of the State of Alabama. This Limited Security Agreement shall remain in full force and effect until a written instrument of termination shall he executed and delivered by a duly authorized officer of Bank. Each Obligor agrees that this Limited Security Agreement shall secure all Obligations (as defined herein), whether now existing or hereafter incurred, contracted for or arising. Payment in full of the Obligations outstanding at any one time shall not, in the absence of the execution and delivery of a written instrument of termination as aforesaid, terminate this Limited Security Agreement.

     Each Obligor has subscribed his name hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions hereof are binding upon the heirs, executors, administrators, assigns and successors of each Obligor, and shall inure to the benefit of the Bank, its successors and assigns. All liabilities of the parties named as "Obligor" hereunder are joint and several.

     This agreement is executed under the seal of each Obligor.

CAUTION - IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS CONTRACT BEFORE YOU SIGN IT.

     Dated: May 31, 2000                Surgical Laser Technologies, Inc.
                                        By: /s/ Michael R. Stewart (seal)
     Witnesses as to                    Its: President & CEO
     all signatures:
                                        By: /s/ Davis Woodward (seal)
     /s/ Craig K. Carra                 Its: VP, Finance, CFO

                                        Address: 147 Keystone Drive
                                        Montgomeryville, PA 18936


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